UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2005 (August 25, 2005)

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas		77019

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 29, 2005, Service Corporation International issued a press release reporting its preliminary financial results for the second quarter of 2005. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 25, 2005, the Audit Committee of the Board of Directors of the Company concluded that the Company’s previously issued financial statements for the first quarter of 2005, each of the four quarters of 2004 and 2003 and each of the fiscal years ended December 31, 2000 through 2004 need to be restated and should no longer be relied upon.  This restatement is primarily related to (1) the Company’s review of the reconciliations that were performed to reconcile its preneed funeral and cemetery trust accounts (which reconciliations led to prior restatement of the Company’s previously issued financial statements), (2) preneed funeral trust income that was previously understated as a result of a point-of-sale system error, (3) a loss on a property disposition recognized in April 2005 which should have been recognized in the Company’s first quarter 2005 consolidated financial statements and (4) other adjustments including an impairment of covenant-not-to-compete agreements which should have been recognized in the Company’s 2002 consolidated financial statements.  Management has concluded that the effect of the above adjustments on our previously issued financial statements, related to the correction of these errors, is not material to any of these prior periods described above; however, the aggregate impact of these adjustments is material to the Company’s second quarter 2005 financial statements and, therefore, will require restatement of the previously issued financial statements.

The Audit Committee of the Board of Directors has discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters described above.

As a result of the adjustments announced today, management also believes it is possible that the Company will identify and report additional material weaknesses in its internal control over financial reporting related to the above matters.  Please refer to Item 4 of the Company’s    March 31, 2005 form 10-Q and Item 9A of the Company’s December 31, 2004 Form 10-K, as amended, for detailed discussion of the Company’s previously disclosed material weaknesses.

Item 9.01	Financial Statements, Pro forma Financial Information and Exhibits

          (c)     Exhibits

99.1	Press Release, dated August 29, 2005 reporting preliminary second quarter 2005 earnings and restatement of financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2005	SERVICE CORPORATION INTERNATIONAL

	By:	/s/ Eric D. Tanzberger

	Name:	Eric D. Tanzberger
	Title:	Vice President and Corporate Controller